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                                                                    Exhibit 10.6


                        CALERA RECOGNITION SYSTEMS, INC.

                             1993 STOCK OPTION PLAN

                     (As adopted by the Board of Directors
                on June 8, 1993 and approved by the shareholders on June 8, 1993 and amended on October 28, 1993)


      1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

            Options granted hereunder may be either "incentive stock options", as defined in Section 422 of the Code or "non-statutory stock options", at the discretion of the Administrator and as reflected in the terms of the written option agreement.

      2.    Definitions.  As used herein, the following definitions shall apply:

            (a) "Administrator" shall mean the Board or any of its committees as shall be administering the Plan, in accordance with Section 4 hereof.

            (b) "Applicable Laws" shall mean the legal requirements relating to the administration of stock option and equity incentive plans under applicable state corporate and securities laws and under the Code.

            (c)   "Board" shall mean the Board of Directors of the Company.

            (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (e)   "Common Stock" shall mean the Common Stock of the Company.

            (f) "Company" shall mean CALERA RECOGNITION SYSTEMS, INC., a California corporation.

            (g) "Committee" shall mean a Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

            (h) "Consultant" shall mean any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services and any director of the Company whether compensated for such service or not, provided, however, that if and in the event that the Company registers any class of its equity securities pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their consulting services or who are paid only standard directors' compensation by the Company. The term "Consultant" shall include a sales representative only if such person renders additional
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services other than as a sale representative to the Company, as determined by the Board, and is compensated for such services.

            (i) "Continuous Status as an Employee or Consultant" shall mean that the employment or consulting relationship with the Company is not terminated or interrupted. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided, however, that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

            (j)   "Director" shall mean a member of the Board.

            (k) "Employee" shall mean any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of standard directors' compensation by the Company shall not be sufficient to constitute "employment" by the Company.

            (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (m) "Incentive Stock Option" shall mean an Option that qualifies as an incentive stock option within the meaning of Section 422 of the Code.

            (n) "Nonstatutory Stock Option" shall mean an Option that does not qualify as an Incentive Stock Option.

            (o) "Officer" shall mean an "officer" as defined in Rule 16a-1(f) promulgated under the Exchange Act.

            (p) "Option" shall mean a stock option granted pursuant to the Plan.

            (q) "Option Agreement" shall mean the written agreement evidencing Options granted under the Plan.

            (r) "Optioned Stock" shall mean the Common Stock subject to an Option.

            (s) "Optionee" shall mean an Employee or Consultant who receives an Option.

            (t) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (u)   "Plan" shall mean this 1993 Stock Option Plan.


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            (v)   "Share" shall mean a share of Common Stock, as adjusted in accordance with Section 11 of the Plan.

            (w) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 3,000,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

            If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

      4.    Administration of the Plan.

            (a) Procedure: The Plan shall be administered by the Board or a Committee, as described herein.

                  (i) Subject to subsection (ii) of this Section 4(a), the Board may administer the Plan itself or may appoint a Committee consisting of not less than two members of the Board to serve as Administrator and administer the Plan, subject to such terms and conditions as the Board may prescribe. Members of the Administrator who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Administrator during which action is taken with respect to the granting of Options to him or her.

                  (ii) Notwithstanding the foregoing subsection (i), if and in the event the Company registers any class of its equity securities pursuant to
Section 12 of the Exchange Act, the Plan shall, from the effective date of such registration until six months after the termination of such registration, be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary grant or award plan under Rule 16b-3, or (B) a Committee appointed by the Board to administer the Plan, which Committee shall be constituted (1) in such a manner as to permit the Plan to comply with the rules governing a plan intended to qualify as a discretionary grant or award plan under Rule 16b-3 and
(II) in such a manner as to satisfy the Applicable Laws.

                  (iii) In the event that a Committee is appointed pursuant to subsection (i) or (ii) of this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any


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Committee and appoint additional members thereof, remove members (with or without cause) and appoint additional members in substitution therefor, fill vacancies (however caused) or remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan.

            (b) Powers of the Administrator. Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonstatutory Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees and Consultants to whom, and the time or times at which, Options shall be granted and the number of shares to be subject to each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and conditions of each Option granted (which need not be identical) and, subject to Section 13 hereof, to modify or amend each Option; (viii) to accelerate or, subject to Section 13 hereof, to defer the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Administrator; (x) to reduce, in the Administrator's sole discretion, the exercise price of any Option to the then current fair market value, as determined in accordance with Section 8(b), if the fair market value of the Common Stock covered by such Option shall have declined since the date the Option was granted; (xi) subject to Section 9 hereof, to extend the period during which an Option may be exercised by the Optionee following termination of Continuous Status as an Employee or Consultant beyond the period set forth in the Option Agreement evidencing such Option; and (xii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

            (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

      5.    Eligibility; Type of Options; No Employment Rights.

            (a) Eligibility. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

            (b) Type of Options. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the Shares with respect to which options designated as incentive stock options are exercisable for the first time by any Optionee


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during any calendar year (under all plans of the Company or any Parent or
Subsidiary) exceeds $100,000, such excess options shall be treated as nonstatutory stock options. For purposes of this Section 5(b), incentive stock options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the option with respect to such Shares is granted.

            (c) No Right to Continued Service. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause. The vesting of Shares pursuant to an Option is earned only by continuing service as an Employee or Consultant and not through the act of being hired, being granted an Option or acquiring Shares thereunder.

      6. Duration of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the affirmative vote of the holders of a majority of the outstanding shares of the Company's stock entitled to vote on the adoption of the Plan and present (or represented) at a duly held meeting of the shareholders. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

      7. Term of Options. The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary (a "10% Shareholder"), the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Option Agreement.

      8.    Exercise Price and Consideration.

            (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                  (i)   In the case of an Incentive Stock Option

                        (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a 10% Shareholder, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

                        (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.


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                  (ii)  In the case of a Nonstatutory Stock Option

                        (A) granted to an Employee or Consultant who, at the time of the grant of such Option, is a 10% Shareholder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                        (B) granted to any Employee or Consultant, the per Share exercise price shall be no less than 85% of the fair market value per Share on the date of grant.

            (b) Fair Market Value. The fair market value shall be determined by the Administrator in good faith and in its discretion; provided, however, that if there is a public market for the Common Stock, the fair market value of Common Stock shall be determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its fair market value shall be the closing or last sale price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system) for the last market trading day that ended prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof), or regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day that ended prior to the time of determination.

            (c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of
(i) cash, (ii) check, (iii) promissory note, (iv) other Shares which (x) in the case of Shares acquired upon exercise of an option, either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted under Sections 408 and 409 of the California General Corporation Law. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.


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      9.    Exercise of Option.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as are determined by the Administrator and set forth in the Option Agreement, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

            An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan. An Option may not be exercised for a fraction of a Share.

            Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding twelve (12) months, as is determined by the Administrator) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise any Option held to the extent that such Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

            (c)   Disability of Optionee.  Notwithstanding the provisions of
Section 9(b) above, in the event an Optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her disability, such Optionee may, but only within twelve (12) months from the date of termination, exercise any Option held to the extent that such Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.


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            (d)   Death of Optionee.  In the event of the death of an Optionee:

                  (i) during the term of the Option and while the Optionee is an Employee or Consultant of the Company and has been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only as to (A) the number of Shares subject to the Option as to which the right to exercise had accrued to the Optionee a the date of death, plus (B) 50% of the number of Shares subject to the Option as to which the right to exercise had not yet accrued to the Optionee at the date of death; or

                  (ii) within thirty (30) days after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

            (e) Rule 16b-3. Options granted to persons subject to Section 16 of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

      10. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will, by the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and may be exercised, during the lifetime of the Optionee, only by the Optionee or by a transferee permitted by this Section 10.

      11.   Adjustments Upon Changes in Capitalization or Merger.

            (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as


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expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee a least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

            (c) Merger or Sale of Assets. In the event of a proposed merger of the Company with or into another corporation, or the sale of all or substantially all of the assets of the Company, the Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of such successor corporation. In the event that such successor corporation refuses to assume the Option or to substitute an equivalent option, the Optionee shall have the right to exercise the Option as to the number of Shares which were exercisable immediately prior to such merger or sale of assets. The Option shall be deemed to be assumed if, following the merger or sale of assets, the Option confers the right to purchase, for each share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the merger or sale of assets was not solely Common Stock of the successor corporation or its Parent, the Board of Directors may, with the consent of the successor corporation and the Optionee, provide for the consideration to be received upon exercise of the Option to be solely Common Stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger; provided further, that with respect to a sale of assets, the consideration per Share shall be determined by dividing (x) the aggregate consideration paid to the Company by the purchaser for the assets by (y) the number of Shares outstanding on the closing date for such sale of assets, computed on an as-if-converted and fully diluted basis. If the Administrator makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

      12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option. Notice of the determination shall be given to each Employee and Consultant to whom an Option is so granted within a reasonable time after the date of such grant.


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      13.   Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (but only at such time as the Company has a class of its equity securities registered pursuant to
Section 12 of the Exchange Act), or with Section 422 of the Code (or any other applicable law or regulation), the Company shall obtain shareholder approval of any such Plan amendment in such a manner and to such a degree as is required.

            (b) Effect of Amendment or Termination. Any such amendment, alteration, suspension, or termination of the Plan shall not impair the rights of any Optionee under any grant theretofore made, without his or her consent; such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company.

      14.   Conditions Upon Issuance of Shares.

            (a) Compliance with Laws. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed (or, if the Company's Common Stock is quoted on the NASDAQ System or the NASDAQ National Market System, the rules of the National Association of Securities Dealers, Inc.), and shall further subject to the approval of counsel for the Company with respect to such compliance.

            (b) Investment Representation. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to well or distribute each Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

            (c) Lack of Regulatory Authority. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issued or sell such Shares as to which such requisite authority shall not have been obtained.

      15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.


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      16.   Option Agreement.  Options shall be evidenced by Option Agreements in such form as the Administrator shall approve.

      17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. Such shareholder approval shall be obtained to the degree and in the manner required under applicable state and federal law.

      18. Information to Optionees and Purchasers. The Company shall provide to each Optionee and to each individual who acquires Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure their access to equivalent information.


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